SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934


                               August 28, 1997
              ________________________________________________
              Date of Report (Date of earliest event reported)



                          BUFFALO CAPITAL IV, LTD.
              ________________________________________________
           (Exact name of registrant as specified in its charter)



Colorado                  0-21955              84-1356427
________________________________________________
(State or other       (Commission              I.R.S.Employer
jurisdiction           File Number)   Identification No.)
of incorporation)


7331 S. Meadow Court,
Boulder,  Colorado                     80301
(Address of Principal Office)        Zip Code

Issuer's telephone number:    (303) 530-3353

Item 8.         CHANGE IN FISCAL YEAR

        On August 28, 1997, the Board of Directors of the Company made the determination to change the Company's fiscal year for financial reporting purposes from that used in its most recent filing with the Securities and Exchange Commission. The Company's fiscal year for financial reporting purposes, including filing of periodic reports with the Securities and Exchange Commission, will now end as of May 31. The fiscal year previously ended as of August 31.

        The report covering the transition period will be filed on Form
10-KSB.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BUFFALO CAPITAL IV, LTD.



/s/__________________________________________
Grant W. Peck, President             8/28/97
(Signature)                            (Date)